UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2010
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01 Other Events
This Current Report on Form 8-K revises portions of the Annual Report on Form 10-K of Chevron Corporation (“the company”) for the year ended December 31, 2009 to retrospectively reflect subsequent changes in the company’s operating segments.
The activities reported in the company’s upstream and downstream operating segments have changed effective January 1, 2010. Chemicals businesses are now reported as part of the downstream segment. In addition, significant upstream-enabling operations, primarily a gas-to-liquids project and major international export pipelines, have been reclassified from the downstream segment to the upstream segment.
As a result of the changes described in the previous paragraph, descriptions of upstream and downstream activities and discussions of segment earnings contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations have been revised. In addition, the following notes to the financial statements have also been revised:
•	Note 1, Summary of Significant Accounting Policies – references to operating segments within the disclosures have been revised.

•	Note 8, Lease Commitments – table revised to reflect the segment changes.

•	Note 11, Operating Segments and Geographic Data – includes discussion of the segment changes and revised tables.

•	Note 12, Investments and Advances – table revised to reflect the segment changes.

•	Note 13, Properties, Plant and Equipment – table revised to reflect the segment changes.

•	Note 22, Other Contingencies and Commitments – discussion of environmental reserves by segment revised.

•	Note 23, Asset Retirement Obligations – references to operating segments within the discussion have been revised.
The exhibits included under Item 9.01 of this Current Report on Form 8-K revise the following sections of the 2009 Annual Report on Form 10-K to reflect the subsequent change in our operating segments:
•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8, Financial Statements and Supplementary Data
Part I, and the other items in Part II, of the company’s 2009 Form 10-K have not been revised nor included in this Form 8-K. The significant upstream-enabling operations that have been reclassified from downstream to upstream were already described in Part I under the upstream operations they support, as well as separately in the downstream section. Chemicals operations were described in a separate section. The company believes deletion of duplicate disclosures of upstream-enabling operations or the relocation of the separate description of Chemicals operations is not necessary for investors to understand Chevron’s businesses.
This Current Report on Form 8-K does not reflect events that occurred after February 25, 2010, the date of the company’s 2009 Annual Report on Form 10-K, and does not modify or update disclosures in any way other than as required to reflect the effects of the changes to the company’s reportable segments described above. This filing does not purport to update the information contained in the 2009 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the company’s Form 10-Q for the period ended March 31, 2010 and other current reports on Form 8-K filed subsequent to February 25, 2010.
Attached as Exhibit 101 to this Current Report are documents formatted in XBRL (Extensible Business Reporting Language).
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

See Exhibits index included herewith.
CAUTIONARY STATEMENT RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This Current Report on Form 8-K of Chevron Corporation contains forward-looking statements relating to Chevron’s operations that are based on management’s current expectations, estimates and projections about the petroleum, chemicals and other energy-related industries. Words such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “budgets” and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond the company’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of the Annual Report on Form 10-K filed on February 25, 2010. Unless legally required, Chevron undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are: changing crude-oil and natural-gas prices; changing refining, marketing and chemical margins; actions of competitors or regulators; timing of exploration expenses; timing of crude-oil liftings; the competitiveness of alternate-energy sources or product substitutes; technological developments; the results of operations and financial condition of equity affiliates; the inability or failure of the company’s joint-venture partners to fund their share of operations and development activities; the potential failure to achieve expected net production from existing and future crude-oil and natural-gas development projects; potential delays in the development, construction or start-up of planned projects; the potential disruption or interruption of the company’s net production or manufacturing facilities or delivery/transportation networks due to war, accidents, political events, civil unrest, severe weather or crude-oil production quotas that might be imposed by the Organization of Petroleum Exporting Countries; the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; significant investment or product changes under existing or future environmental statutes, regulations and litigation; the potential liability resulting from other pending or future litigation; the company’s future acquisition or disposition of assets and gains and losses from asset dispositions or impairments; government-mandated sales, divestitures, recapitalizations, industry-specific taxes, changes in fiscal terms or restrictions on scope of company operations; foreign-currency movements compared with the U.S. dollar; the effects of changed accounting rules under generally accepted accounting principles promulgated by rule-setting bodies; and the factors set forth under the heading “Risk Factors” on pages 30 through 32 in the 2009 Annual Report on Form 10-K. In addition, such statements could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 13, 2010

CHEVRON CORPORATION
(REGISTRANT)

/s/ Matthew J. Foehr Matthew J. Foehr, Vice President and Comptroller
(Principal Accounting Officer and
Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Updated Items 7 and 8 of Part II of the Annual Report on Form 10-K of Chevron Corporation for the year ended December 31, 2009

101.INS*	XBRL Instance Document

101.SCH*	XBRL Schema Document

101.CAL*	XBRL Calculation Linkbase Document

101.LAB*	XBRL Label Linkbase Document

101.PRE*	XBRL Presentation Linkbase Document

101.DEF*	XBRL Definition Linkbase Document

*	Attached as Exhibit 101 to this report are documents formatted in XBRL (Extensible Business Reporting Language). Users of this data are advised pursuant to Rule 406T of Regulation S-T that the interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of section 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and is otherwise not subject to liability under these sections. The financial information contained in the XBRL-related documents is “unaudited” or “unreviewed.”